Exhibit 10-h-2

ROCKWELL COLLINS, INC.

APPROVAL OF

AMENDMENT #1
to the
ROCKWELL COLLINS
2005 NON-QUALIFIED RETIREMENT SAVINGS PLAN
(Amended and Restated effective December 17, 2010)

The undersigned, Laura A. Patterson, Vice President, Total Rewards, Rockwell Collins, Inc. (the “Company”), pursuant to authority provided to me by the Company’s Senior Vice President of Human Resources, does hereby approve, for and on behalf of the Company, Amendment #1 to the Rockwell Collins 2005 Non-Qualified Retirement Savings Plan (Amended and Restated effective December 17, 2010) that is attached hereto.

Dated this 31st day of December 2015.

/s/ Laura A. Patterson
Laura A. Patterson
Vice President, Total Rewards

AMENDMENT #1
to the
ROCKWELL COLLINS
NON-QUALIFIED 2005 RETIREMENT SAVINGS PLAN

The Rockwell Collins 2005 Non-Qualified Retirement Savings Plan, as amended and restated December 17, 2010 (the “Plan”), is hereby amended effective as the date hereof as follows:

1.	Section 1.230 of the Plan is amended in its entirety to read as follows:

1.230    Qualified Retirement Savings Plan means for periods (i) on or prior to December 31, 2015, the Rockwell Collins Retirement Savings Plan and (ii) on or after January 1, 2016, the following two sub-plans of such plan: The Rockwell Collins Retirement Savings Plan for Salaried and Certain Hourly Employees and the Rockwell Collins Retirement Savings Plan for IMS Non-Union Employees.